SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                                DECEMBER 14, 2001
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                              POWERCOLD CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           NEVADA                   33-19584               23-2582701
  (STATE OF INCORPORATION)   (COMMISSION FILE NO.)   (IRS EMPLOYER IDENT. NO.)

                                115 CANFIELD ROAD
                             LA VERNIA, TEXAS 78121
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  830 779-5223
                         (REGISTRANT'S TELEPHONE NUMBER)

                             POWERCOLD CORPORATION
                                   FORM 8-K
                               December 14, 2001

ITEM  1  -  CHANGES  IN  CONTROL  OF  REGISTRANT
     None

ITEM  2  -  ACQUISITION  OR  DISPOSITION  OF  ASSETS
     None

ITEM  3  -  BANKRUPTCY  OR  RECEIVERSHIP
     None

ITEM  4  -  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
     None

ITEM  5  -  OTHER  EVENTS

     Effective December 1, 2001, the Registrant, PowerCold Corporation, acquired 100% of Power Sources, Inc., a New York corporation, from Mariano Borruso and Utility Metal Research Corporation (UMRC) for 150,000 shares of the Registrants restricted common stock at $1.50 per share, and 150,000 (50,000 per year) stock options at $1.50 per share for three years.

     Technology and Assets assigned by UMRC to the newly formed Power Sources, Inc. includes; pertinent selected technology and relevant intellectual property for cogeneration systems, and all pertinent outstanding UMRC's cogeneration systems customer contracts. The cogeneration systems technology will be marketed and sold direct to customers by and through Power Sources, Inc. and will also be supported, as needed, by PowerCold and its related subsidiary companies. UMRC may also support Power Sources, Inc. in marketing and selling the cogeneration system technology. Customer contracts will be subcontracted to UMRC for design, engineering and installation. Power Sources, Inc. will pay UMRC 85% of the customer contract for its services, and Power Sources, Inc. will keep 15% of the customer contract, as its profit. The parties have signed a mutual agreement on confidentiality, non-circumvention and non-disclosure.

     Cogeneration systems, also known as Distributed Generation, use engine driven generators to produce both electric power and thermal energy. Over the past four years, UMRC has completed 42 cogeneration projects in the greater New York area that have typically achieved paybacks based on energy and electric cost savings in 18 to 36 months. As a result of the acquisition, PowerCold will be able to offer customers complete self-contained heating/chilling units to reduce peak power requirements as well as the ability to self-generate all the power needed for a commercial building. Units range in size from 100 kilowatts to 2 megawatts. Customers can expect to reduce power or energy costs by 40% or more.

ITEM  6  -  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS
     None

ITEM  7  -  FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
     None

ITEM  8  -  CHANGE  IN  FISCAL  YEAR
     None

                             POWERCOLD CORPORATION
                                   FORM 8-K
                               December 14, 2001



                              POWERCOLD CORPORATION
                                    FORM 8-K
                                   Signatures

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     POWERCOLD  CORPORATION


     Date:  December  14,  2001


     /S/  Francis  L.  Simola                              Francis  L.  Simola
     ------------------------
     President  and  CEO